                                  Amendment to
                                   SCHEDULE 1

                        Lincoln National Bond Fund, Inc.
          Separate Accounts of Lincoln National Life Insurance Company
                              Investing in the Fund
                                As of May 1, 1999


LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT D

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT 53

                                  Amendment to
                                   SCHEDULE 2

                        Lincoln National Bond Fund, Inc.
                           Variable Annuity Contracts
                      and Variable Life Insurance Policies
                         Supported by Separate Accounts
                              Listed on Schedule 1
                                As of May 1, 1999


MULTI FUND INDIVIDUAL VARIABLE ANNUITY

EANNUITY

EMANCIPATOR LIFE

MULTI FUND VARIABLE LIFE

LINCOLN VUL

DELAWARE-LINCOLN CHOICEPLUS

GROUP MULTI FUND

LINCOLN SVUL

LINCOLN CVUL

MULTI FUND - NON-REGISTERED

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules 1 and 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                                       LINCOLN NATIONAL BOND FUND, INC.


Date:           3/26/99                    By:   /s/ Kelly D. Clevenger
     -----------------------                  ----------------------------------
                                         Kelly D. Clevenger
                                         President and Chairman



                                       LINCOLN NATIONAL LIFE
                                       INSURANCE COMPANY

Date:            3/26/99                   By:    /s/ Stephen H. Lewis
     -----------------------                  ----------------------------------
                                         Stephen H. Lewis
                                         Senior Vice President